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Scudder Floating Rate Fund

Classes A, B and C

Semiannual Report

February 28, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Program

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Floating Rate Fund	Nasdaq Symbol	CUSIP Number
Class A	XKFAX	811-14M104
Class B	XKFBX	811-14M203
Class C	XKFCX	811-14M302

Zurich Scudder Investments, Inc., is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary February 28, 2002

Average Annual Total Returns (Unadjusted for Sales Charge)*
	6-Month	1-Year	Life of Class**
Scudder Floating Rate Fund - Class B	-1.00%	-.77%	3.24%
CSFB Leveraged Loan Index+	-.75%	1.32%	3.61%
Lehman Brothers Aggregate Bond Index++	3.02%	7.67%	7.98%
U.S. Consumer Price Index+++	.17%	1.14%	2.48%
	6-Month	1-Year	Life of Class**
Scudder Floating Rate Fund - Class A	-.73%	-.45%	3.20%
Scudder Floating Rate Fund - Class C	-1.20%	-1.15%	2.81%
CSFB Leveraged Loan Index+	-.75%	1.32%	3.90%
Lehman Brothers Aggregate Bond Index++	3.02%	7.67%	9.13%
U.S. Consumer Price Index+++	.17%	1.14%	2.41%

Sources: Lipper, Inc. and Zurich Scudder Investments, Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/02	$ 4.57	$ 4.55	$ 4.56
8/31/01	$ 4.73	$ 4.71	$ 4.73
Distribution Information Six Months: Income Dividends	$ .12	$ .11	$ .11
February Income Dividend	$ .014	$ .012	$ .012
Current Annualized Distribution Rate#	4.01	3.56	3.52

# Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on February 28, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical and will fluctuate.
Class B Lipper Rankings* - Loan Participation Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	21	of	38	54

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper, Inc.

Growth of an Assumed $10,000 Investment(a)* (Adjusted for Sales Charge)
-- Scudder Floating Rate Fund - Class B -- CSFB Leveraged Loan Index+ - - - LB Aggregate Bond Index++

Comparative Results (Adjusted for Sales Charge)*
Scudder Floating Rate Fund		1-Year	Life of Class**	Life of Class**
Class A(a)	Growth of $10,000	$9,955	$10,760	-
	Average annual total return	-.45%	3.20%	-
Class B(a)	Growth of $10,000	$9,689	-	$10,739
	Average annual total return	-3.11%	-	2.61%
Class C(a)	Growth of $10,000	$9,885	$10,666	-
	Average annual total return	-1.15%	2.81%	-
CSFB Leveraged Loan Index+	Growth of $10,000	$10,132	$10,934	$11,024
	Average annual total return	1.32%	3.90%	3.61%
Lehman Brothers Aggregate Bond Index++	Growth of $10,000	$10,767	$12,261	$12,351
	Average annual total return	7.67%	9.13%	7.98%

The growth of $10,000 is cumulative.

* Returns and rankings during the six months, 1 year and life of class periods shown reflect a temporary fee and/or expense waiver. Without this waiver returns and rankings would have been lower. Lipper, Inc. rankings are based on total return unadjusted for sales charges. If sales charges had been included, results might have been less favorable. Rankings are for Class B shares; rankings for share classes may vary.
** The Fund commenced operations of Class B shares on May 25, 1999. On November 1, 1999 the Fund began offering an additional two classes of shares, namely Class A and C shares described herein. Index comparisons begin on May 31, 1999 for Class B and October 31, 1999 for Class A and C.
a On May 25, 1999 the Fund commenced offering Class B shares. On November 1, 1999 the Fund offered additional classes, namely A and C shares described herein. Returns for Class A shares reflect no initial sales charge. Class B share performance is adjusted for the applicable EWC, which is 3% within the first year after purchase, declining to 0% after four years. Class C shares have no adjustments for sales charges, but redemptions within one year of purchase may be subject to a EWC of 1%. The difference in expenses will affect performance.
+ The unmanaged CSFB Leveraged Loan Index is designed to mirror the investible universe of the $US-denominated leveraged loan market. Before May 2001, the CSFB Leveraged Loan Index was called the DLJ Leveraged Loan Index Plus.
++ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities.
+++ The U.S. consumer price index is a statistical measure of change, over time, in the prices of goods and services in major expenditure groups for all urban consumers.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The limited secondary market for senior loans means the fund may have more risk than a fund that invests in securities with a secondary market.

The fund may borrow to satisfy quarterly repurchase requirements and to manage cash flows. Collateral might not entirely satisfy the borrower's obligations in the event of nonpayment of scheduled interest or principal and, in some cases, may be difficult to liquidate on a timely basis. Additionally, a decline in the value of the collateral could cause the loan to become substantially unsecured, and circumstances could arise, such as bankruptcy of the borrower, that could cause the fund's security in the loans' collateral to be invalidated.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

Unexpectedly, the economy managed a bit of positive growth during the final quarter of 2001. Consumers led the way, snapping up bargains in auto showrooms and putting lots of new electronics under the Christmas tree. Now the questions everyone's asking are: Is the recession already over? And what kind of a recovery will there be?

With Japan lingering in recession and Europe still in the doldrums, it will almost certainly fall to the United States to lead the way forward. Even if it turns out that the recession is already over, a variety of factors suggest that the recovery will be less than robust.

What are they? A country's currency usually weakens in a recession, but the dollar continues to climb, hurting exports. Home and auto sales - whose recovery typically propels an overall economic recovery - have not fallen as they usually do, so how can they recover? And excess investment during the bubble years has littered the landscape with underutilized facilities and crushed profits, dimming the jobs and investment outlook.

However, there are also unusually powerful forces for growth. Tax cuts already on the books are taking effect, and military and security spending is jumping. Oil prices have sunk, leaving more money for consumers and businesses to spend on other things. And perhaps most importantly, the Federal Reserve Board has pulled out all the stops and is flooding the system with money.

That last point is worth discussing in more detail, because those who remember the 1970s might wonder how the Fed has gotten away with printing so much money without reigniting inflation. One reason is foreigners' insatiable appetite for the dollar. Ordinarily, if a central banker tries to print his way out of economic hard times, he gets a quick reprimand from the currency markets. He then faces a tough choice: raise interest rates to protect his currency or face inflation caused by a weakened exchange rate which raises the cost of imports. But these are not ordinary times. While the dollar's fundamentals may appear less than stellar, global capital finds the alternatives even less appealing. Barring a turn in the dollar's fortunes, the Fed should feel free to keep its foot on the gas.

Economic Guideposts Data as of 2/28/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Sources: Bloomberg Business News, Zurich Scudder Investments, Inc.

In summary, we believe that policy stimulus may have already nudged the economy out of recession, even if growth will not return to late 90s levels any time soon. Indeed, the markets - which tend to be forward looking - saw the recovery before most economists and rebounded sharply during the final three months of 2001. Investors were also cheered by news of the significant gains made by the United States in the war on terrorism. Markets lost steam in early January, however, as they began to focus on poor corporate accounting and tried to assess whether a slow recovery would be really beneficial to corporate profits. Firmer evidence of robust profits will probably be needed before the equity markets can mount a sustained advance. That may not be available until later this year.

Zurich Scudder Investments, Inc.
Economics Group

March 6, 2002

The sources, opinions and forecasts expressed are those of the economic advisors of Zurich Scudder Investments, Inc. as of March 6, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Scudder Floating Rate Fund's Lead Portfolio Manager Kelly Babson discusses the fund's performance and the recent market environment for senior loans.

Q: How did the senior loan market perform during the six-month period ending February 28, 2002?

A: During the period, the senior loan market outperformed equities. Despite a few rallies later in the period, the S&P 500 index lost 1.69 percent and the Nasdaq fell 4.09 percent. In contrast, the Lipper Loan Participation Funds category declined 0.95 percent.

For the majority of the period the senior loan market was divided between haves and have-nots. Telecom and cyclicals had the toughest time overall, despite their brief fourth-quarter rally. Noncyclicals and most of the rest of the senior loan sectors turned in solid results. In the weeks following September 11, stocks and most bonds, outside of U.S. Treasuries, delivered significant losses. As such, most markets spent much of the period working to recover from those losses. Senior loans experienced a broad-based recovery in the second half of the fourth quarter. During that time, many sectors in the senior loan market delivered gains. But cyclical industries, which had suffered the most early in the period, delivered the most dramatic gains.

Q: How did Scudder Floating Rate Fund perform during the period?

A: In the six-month period ending February 28, 2002, Scudder Floating Rate Fund lost 1.00 percent (Class B shares unadjusted for sales charge), which was generally in line with Lipper's Loan Participation Funds category average loss of 0.95 percent.

The fund's distribution rate fell to 3.56 percent (Class B shares) as of February 28, 2002, from 5.56 percent as of August 31, 2001. However, that rate is a 230 basis point yield advantage over the average Taxable Retail Money Market Funds according to iMoneyNet, Inc., based on a net simple annualized return for February 2002.

Q: We saw interest rates decline dramatically during the period. How do interest rate changes affect the income potential of loans in the portfolio?

A: During the period, interest rates decreased sharply. The Federal Reserve Board reduced short-term interest rates from 3.50 percent as of September 1, 2001 to 1.75 percent as of February 28, 2002. The latest rate reduction occurred on December 11, 2001. Since then, rates have stabilized as the U.S. economy has shown signs of improvement.

While the interest rate cuts which have occurred over the last six months have had an impact on senior secured floating rate loans, the impact is different from that felt by government and corporate bonds. That's because rates on senior loans typically reset higher or lower once every few months based on current short-term rates, usually LIBOR (London Interbank Offering Rate, a benchmark for short-term, floating-rate securities). Currently, most of the loans in our portfolio have reset provisions that have the potential to change a borrower's payments about every three months. A corporate borrower is similar to a home owner who has an adjustable-rate home mortgage: the borrower benefits from drops in interest rates - the current environment we have seen - while the lender benefits from rate increases.

Q: How was Scudder Floating Rate Fund's portfolio positioned during the period?

A: The fund's below-average exposure to companies in cyclical industries, such as chemical, automotive, and paper and forest products, helped boost its performance in the first few months of the reporting period. We also continued to reduce our exposure to loans in telecommunication companies, particularly in the third quarter. This fairly defensive positioning, however, did cause the fund to lag some of its peers when cyclicals rallied in the latter half of the fourth quarter.

During the period, our exposure to wireless telecommunication, which includes companies such as cellular service providers, was at about a market weight to slight market overweight. In January and February, the wireless sector was hit by investor concerns of declining growth prospects. Over the long term, however, we believe prospects in the sector remain solid.

Q: What is your overall outlook for the senior loan market, and how have you positioned the fund for those market conditions?

A: Over upcoming months, several factors may favor the senior loan market. First, an improving economic environment makes it less likely that the Federal Reserve Board will continue to lower short-term interest rates. Instead, as the economy has begun to work itself out of the recession, rates have stabilized and there has been talk that rates could even rise toward midyear. Further, we believe that the recent offerings of new senior-rate loans have been better structured than deals in recent years. Overall, however, it continues to be a very credit-driven market, where success or failure is based on the strength of the selection of solid individual issues.

Because we see the economy continuing to improve in upcoming months, we are looking to increase our exposure to loans in cyclical companies, which will be likely to benefit from a stronger economy. We will employ the same strict selection criteria to evaluate these opportunities in the secondary and new issue markets in the days ahead.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary February 28, 2002

Sector Diversification	2/28/02	8/31/01

Communications	16%	19%
Media	14%	13%
Manufacturing	13%	15%
Cash and Equivalents	10%	13%
Service Industries	9%	12%
Consumer Discretionary	9%	5%
Consumer Staples	6%	3%
Chemicals	5%	5%
Health	5%	3%
Aerospace and Defense	4%	3%
Technology	3%	4%
Other	6%	5%
	100%	100%

Ten Largest Loan Issuers (21.8% of Portfolio)
1. Iron Mountain	2.9%
2. Century Cable Holdings LLC	2.5%
3. MCC IOWA Mediacom Broadband	2.2%
4. Mary Kay Corp.	2.2%
5. Flowserve Corp.	2.2%
6. Seagate Technology	2.2%
7. Huntsman International LLC	2.1%
8. American Tower LP	1.9%
9. SI Corp.	1.8%
10. Six Flags Theme Parks, Inc.	1.8%

Sector diversification and portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page <Click Here>. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of February 28, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Variable Rate Senior Loan Interests* 88.6%
Aerospace and Defense 4.3%
Alliant Techsystems, Inc., Term Loan B (LIBOR plus 3%), 4/20/2009	2,423,417	2,452,762
Decrane Aircraft, Term Loan B (LIBOR plus 3.5%), 9/30/2005	1,458,696	1,427,699
DRS Technologies, Term Loan (LIBOR plus 3.25%), 9/30/2008	1,995,000	2,014,950
		5,895,411
Chemicals 5.3%
Arteva (Kosa), Term Loan B (LIBOR plus 3.5%), 12/31/2006	1,631,452	1,579,449
Equistar Chemicals, LP, Term Loan B (LIBOR plus 3%), 8/24/2007	997,500	1,001,033
Hercules, Inc., Term Loan D (LIBOR plus 3.25%), 11/15/2005	990,000	992,372
Huntsman International LLC: Term Loan B (LIBOR plus 3.75%), 6/30/2007	1,470,000	1,434,253
Term Loan C (LIBOR plus 4%), 6/30/2008	1,470,000	1,434,253
Kerr Group, Inc., Term Loan B (LIBOR plus 3.5%), 3/9/2006	982,500	957,938
		7,399,298
Communications 15.5%
American Cellular Corp.: Term Loan B (LIBOR plus 3%), 3/31/2008	818,604	800,139
Term Loan C (LIBOR plus 3.25%), 3/31/2009	935,548	914,444
American Tower LP, Term Loan B (LIBOR plus 3%), 12/31/2007	3,000,000	2,644,218
Broadwing, Inc., Term Loan B (LIBOR plus 2.25%), 12/30/2006	2,000,000	1,922,188
Centennial Cellular Operating Co.: Term Loan B (LIBOR plus 3%), 5/31/2007	1,462,334	1,170,598
Term Loan C (LIBOR plus 3.25%), 11/30/2007	1,462,217	1,170,504
Crown Castle Operating Co., Term Loan B (LIBOR plus 2.75%), 3/15/2008	1,000,000	974,167
Dobson Operating Co., Term Loan B (LIBOR plus 3%), 12/31/2007	577,539	574,579
Falcon Holding Group, Term Loan C (LIBOR plus 2.25%), 12/31/2007	1,878,855	1,845,975
Insight Midwest Holdings LLC, Term Loan B (LIBOR plus 2.75%), 12/31/2009	2,500,000	2,510,045
MCC IOWA Mediacom Broadband, Term Loan (LIBOR plus 2.5%), 9/30/2010	3,000,000	3,016,041
Nextel Finance Co.: Term Loan B (LIBOR plus 3.375%), 6/30/2008	1,250,000	1,046,198
Term Loan C (LIBOR plus 3.625%), 12/31/2008	1,250,000	1,048,490
Rural Cellular Corp.: Term Loan B (LIBOR plus 3.25%), 10/3/2008	399,206	364,632
Term Loan C (LIBOR plus 3.5%), 4/3/2009	399,206	364,632
XO Communications, Inc., Term Loan B (LIBOR plus 3.25%), 6/30/2007	2,000,000	1,187,222
		21,554,072
Consumer Discretionary 9.2%
Buffets Inc., Term Loan B (LIBOR plus 3.75%), 3/31/2007	1,374,140	1,377,002
Doane Pet Care Co., Term Loan B (LIBOR plus 3.75%), 12/31/2005	922,457	871,145
Extended Stay America, Inc., Term Loan B (LIBOR plus 3%), 1/15/2008	2,500,000	2,511,198
Levi Strauss & Co., Term Loan B (LIBOR plus 3.25%), 8/29/2003	1,037,230	1,038,267
Mary Kay Corp., Term Loan B (LIBOR plus 4%), 10/3/2007	3,000,000	3,000,000
Six Flags Theme Parks, Inc., Term Loan B (LIBOR plus 3%), 9/30/2005	2,493,750	2,513,665
Washington Football Inc., Term Loan (LIBOR plus 2.875%), 7/14/2004	1,300,000	1,303,250
WFI Group, Inc., Term Loan A (LIBOR plus 1.5%), 7/14/2004	80,000	80,000
		12,694,527
Consumer Staples 6.4%
Armkel LLC, Term Loan B (LIBOR plus 3%), 3/28/2009	2,493,750	2,513,234
Cott Corp., Term Loan (LIBOR plus 3%), 12/31/2006	482,500	484,913
Dean Foods Co., Term Loan B (LIBOR plus 3%), 7/15/2008	2,000,000	2,017,142
Michael Foods, Inc., Term Loan B (LIBOR plus 3%), 4/10/2008	940,126	948,499
Spartan Stores, Inc., Term Loan B (LIBOR plus 3.25%), 3/18/2007	1,983,333	1,943,667
UST, Inc., Term Loan B (LIBOR plus 2.5%), 2/6/2005	987,500	1,001,695
		8,909,150
Financial 0.2%
Finova Capital Corp., Note, 7.5%, 5/15/2009	595,000	214,200
Health 5.2%
Alpharma Operating Corp., Term Loan B (LIBOR plus 3.25%), 10/5/2008	1,783,333	1,777,760
Caremark RX, Inc., Term Loan (LIBOR plus 3%), 3/15/2006	992,500	999,634
Charles River Laboratories International, Inc., Term Loan B (LIBOR plus 3.75%), 9/30/2007	513,750	517,603
Stericycle, Inc., Term Loan B (LIBOR plus 2.5%), 9/30/2007	1,000,000	1,005,469
Stewart Enterprises, Inc., Term Loan (LIBOR plus 3.375%), 6/30/2006	890,000	895,145
Triad Hospitals, Inc., Term Loan B (LIBOR plus 3%), 9/30/2008	1,994,545	2,019,340
		7,214,951
Manufacturing 13.3%
Collins & Aikman Products, Term Loan B (LIBOR plus 4%), 6/30/2005	1,000,000	1,002,396
Dresser, Inc., Term Loan B (LIBOR plus 3.5%), 4/10/2009	1,492,500	1,504,004
Dura Operating Corp., Term Loan B (LIBOR plus 3%), 3/31/2006	912,500	912,215
Flowserve Corp., Term Loan B (LIBOR plus 3.5%), 6/30/2008	2,981,139	2,994,879
Juno Lighting, Term Loan B (LIBOR plus 3.25%), 11/30/2006	552,823	550,059
Mueller Group: Term Loan B (LIBOR plus 3.75%), 8/16/2006	975,000	975,915
Term Loan C (LIBOR plus 4%), 8/16/2007	975,000	975,915
Packaging Corp. of America, Term Loan B (LIBOR plus 2%), 6/29/2007	553,616	554,758
SI Corp., Term Loan B (LIBOR plus 3.75%), 12/14/2007	2,977,500	2,553,206
SPX Corp.: Term Loan B (LIBOR plus 2.5%), 12/31/2006	980,000	980,816
Term Loan C (LIBOR plus 2.75%), 12/31/2007	990,008	992,070
Stone Container Corp., Term Loan D, (LIBOR plus 3.5%), 10/1/2003	2,385,691	2,390,977
Superior Telecom, Inc., Term Loan A (LIBOR plus 4.25%), 5/27/2004	959,443	692,398
Tapco International Corp.: Term Loan B (LIBOR plus 3.25%), 6/23/2007	304,688	297,071
Term Loan C (LIBOR plus 3.5%), 6/23/2008	182,813	178,242
Terex Corp., Term Loan C (LIBOR plus 3%), 3/6/2006	627,744	630,098
UCAR Finance, Inc., Term Loan B (LIBOR plus 3.625%), 12/31/2007	187,978	187,420
		18,372,439
Media 14.1%
Advanstar Communications, Term Loan B (LIBOR plus 3.5%), 10/11/2007	1,782,857	1,673,657
CC 6 Operating Co., LLC, Term Loan B (LIBOR plus 2.5%), 11/12/2008	2,500,000	2,435,783
Century Cable Holdings LLC: Discretionary Term Loan (LIBOR plus 3%), 12/31/2009	2,500,000	2,475,000
Term Loan B (LIBOR plus 3%), 6/30/2009	1,000,000	989,816
Charter Communications Operating LLC, Term Loan B (LIBOR plus 2.75%), 3/18/2008	2,000,000	1,943,000
Corus Entertainment, Term Loan B (LIBOR plus 3%), 9/1/2007	980,000	982,450
Emmis Communications, Term Loan B (LIBOR plus 3.5%), 8/31/2009	2,302,133	2,317,569
Lamar Media Co., Incremental Term Loan B (LIBOR plus 2.25%), 8/1/2006	1,990,000	1,997,876
Mail-Well I Corp., Term Loan B (LIBOR plus 4.25%), 2/22/2007	1,460,471	1,439,477
RCN Corp., Term Loan B (LIBOR plus 3.5%), 6/3/2007	2,700,000	1,894,501
Sinclair Broadcasting, Revolver (LIBOR plus 3.5%), 9/15/2005	256,338	245,284
Weekly Reader Corp., Term Loan B (LIBOR plus 4%), 11/17/2006	977,500	943,288
Young Broadcasting, Inc., Term Loan B (LIBOR plus 3.75%), 12/31/2006	146,716	147,614
		19,485,315
Metals & Minerals 1.4%
Ispat Inland: Term Loan B (LIBOR plus 3.75%), 7/16/2005	826,448	488,982
Term Loan C (LIBOR plus 3.75%), 7/16/2006	826,448	488,982
OM Group, Inc., Term Loan B (LIBOR plus 3%), 4/1/2007	997,495	1,001,963
		1,979,927
Service Industries 9.3%
Allied Waste North America, Inc.: Term Loan B (LIBOR plus 2.75%), 7/21/2006	607,833	604,338
Term Loan C (LIBOR plus 3%), 7/21/2007	729,399	725,205
Barjan Products LLC, Term Loan B (LIBOR plus 4%), 5/31/2006	975,150	931,268
Iron Mountain: Term Loan A (LIBOR plus 2.25%), 2/28/2005	2,000,000	1,998,334
Term Loan B (LIBOR plus 2.75%), 2/28/2006	1,985,000	1,994,649
Outsourcing Solutions, Inc., Term Loan B (LIBOR plus 4%), 6/10/2006	977,500	911,519
Rent-A-Center, Inc.: Term Loan B (LIBOR plus 2%), 1/31/2006	525,570	522,066
Term Loan C (LIBOR plus 2.25%), 1/31/2007	643,677	639,386
Rent-Way, Inc., Term Loan B (LIBOR plus 3%), 9/30/2006	1,922,052	1,662,575
Travel Centers of America, Inc., Term Loan B (LIBOR plus 3.25%), 11/14/2008	2,000,000	2,018,334
URS Corp.: Term Loan B (LIBOR plus 3%), 6/9/2006	487,500	472,266
Term Loan C (LIBOR plus 3.25%), 6/9/2007	487,500	472,266
		12,952,206
Technology 3.2%
Seagate Technology, US Term B (LIBOR plus 3%), 11/22/2006	2,970,000	2,983,736
Semiconductors Components Industries LL: Term Loan B (LIBOR plus 4%), 8/4/2006	958,148	721,965
Term Loan C (LIBOR plus 4%), 8/4/2007	1,031,852	777,500
		4,483,201
Transportation 1.2%
Motor Coach Industries International, Inc., Term Loan (LIBOR plus 4%), 6/16/2006	910,077	762,190
RailAmerica, Inc., Term Loan B (LIBOR plus 3.25%), 12/31/2006	879,765	883,613
		1,645,803
Total Variable Rate Senior Loan Interests (Cost $129,000,588)		122,800,500

	Shares	Value ($)
Other 1.4%
Pilgrim Prime Rate Trust (Cost $2,518,743)	278,700	1,886,799

Cash Equivalents 10.0%
Zurich Scudder Cash Management QP Trust, 1.93% (b) (Cost $13,939,095)	13,939,095	13,939,095
Total Investment Portfolio - 100.0% (Cost $145,458,426) (a)		138,626,394

* Senior loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of senior loans in the Fund's portfolio may be substantially less than the stated maturities shown in this report.
(a) The cost for federal income tax purposes was $145,458,426. At February 28, 2002, the net unrealized depreciation for all securities based on tax cost was $6,832,032. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $329,149 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,161,181.
(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $145,458,426)	$ 138,626,394
Receivable for investments sold	96,828
Interest receivable	856,756
Receivable for Fund shares sold	92,350
Due from Advisor	288,184
Total assets	139,960,512
Liabilities
Deferred facility fees	178,214
Dividends payable	400,785
Payable for fund shares redeemed	36,532
Accrued management fee	68,494
Other accrued expenses and payables	204,479
Total liabilities	888,504
Net assets, at value	$ 139,072,008
Net Assets
Net assets consist of: Undistributed net investment income	1,272
Net unrealized appreciation (depreciation) on investments	(6,832,032)
Accumulated net realized gain (loss)	(9,308,998)
Paid-in capital	155,211,766
Net assets, at value	$ 139,072,008
Net Asset Value
Class A Net Asset Value, offering and redemption price per share ($6,002,165 / 1,314,346 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 4.57
Class B
Net Asset Value, offering and redemption price per share (subject to early withdrawal charge) ($99,322,366 / 21,851,997 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.55
Class C
Net Asset Value, offering and redemption price per share (subject to early withdrawal charge) ($33,747,477 / 7,393,611 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 4.56

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 75,806
Interest	4,404,134
Facilities fees	85,821
Total Income	4,565,761
Expenses: Management fee	392,655
Administrative fee	208,971
Distribution service fees	646,368
Trustees' fees and expenses	8,445
Total expenses, before expense reductions	1,256,439
Expense reductions	(299,297)
Total expenses, after expense reductions	957,142
Net investment income	3,608,619
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(3,561,723)
Net unrealized appreciation (depreciation) during the period on investments	(2,276,655)
Net gain (loss) on investment transactions	(5,838,378)
Net increase (decrease) in net assets resulting from operations	$ (2,229,759)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2002 (Unaudited)	Year Ended August 31, 2001
Operations: Net investment income	$ 3,608,619	$ 13,403,184
Net realized gain (loss)	(3,561,723)	(5,387,195)
Net unrealized appreciation (depreciation) on investment transactions during the period	(2,276,655)	(2,491,791)
Net increase (decrease) in net assets resulting from operations	(2,229,759)	5,524,198
Distributions to shareholders from: Net investment income: Class A	(195,753)	(654,279)
Class B	(2,690,773)	(8,803,525)
Class C	(1,053,458)	(3,977,159)
Fund share transactions: Proceeds from shares sold	4,091,775	44,265,101
Reinvestment of distributions	2,423,815	7,422,521
Cost of shares redeemed	(33,608,612)	(49,228,274)
Net increase (decrease) in net assets from Fund share transactions	(27,093,022)	2,459,348
Increase (decrease) in net assets	(33,262,765)	(5,451,417)
Net assets at beginning of period	172,334,773	177,786,190
Net assets at end of period (including undistributed net investment income of $1,272 and $332,637, respectively)	$ 139,072,008	$ 172,334,773

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended February 28, 2002 (Unaudited)
Cash Flows from Operating Activities:
Investment income received	$ 5,007,863
Payment of expenses	(1,247,139)
Proceeds from sales and maturities of investments	36,705,217
Purchases of investments	(16,527,062)
Net purchases of short-term investments	7,468,938
Cash provided by (used in) operating activities	31,407,817
Cash Flows from Financing Activities:
Net proceeds from fund share activity	(29,451,827)
Distributions paid (net of reinvestment of dividends)	(1,956,442)
Cash provided by (used in) financing activities	(31,408,269)
Increase (decrease) in cash	(452)
Cash at beginning of period	452
Cash at end of period	$ (0)
Reconciliation of Net Increase (Decrease) in Net Assets from Operations to Cash Provided by Operating Activities:
Net increase (decrease) in net assets resulting from operations	(2,229,759)
Net (increase) decrease in cost of investments	29,742,857
Net increase (decrease) in unrealized appreciation (depreciation) on investments	2,276,655
(Increase) decrease in net investment income receivable	442,102
(Increase) decrease in receivable for investments sold	1,872,644
Increase (decrease) in in payable for investments purchased	(406,685)
Increase (decrease) in accrued expenses and payables	(289,997)
Cash provided by (used in) operating activities	$ 31,407,817

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A

Years Ended August 31,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 4.73	$ 4.94	$ 5.00
Income (loss) from investment operations: Net investment income[c]	.12	.37	.32
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.21)	(.08)
Total from investment operations	(.04)	.16	.24
Less distributions from: Net investment income	(.12)	(.37)	(.30)
Total distributions	(.12)	(.37)	(.30)
Net asset value, end of period	$ 4.57	$ 4.73	$ 4.94
Total Return (%)[d]	(.73)**	3.29	4.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	6	8	8
Ratio of expenses before expense reductions (%)	.99*	1.08[e]	1.28*
Ratio of expenses after expense reductions (%)	.70*	1.02[e]	1.26*
Ratio of net investment income (%)	5.11*	7.59	7.86*
Portfolio turnover rate (%)	23*	43	32*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from November 1, 1999 (commencement of operations) to August 31, 2000.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been waived.
e The ratios of operating expenses excluding cost incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.04% and 1.00%, respectively.
* Annualized
** Not annualized

Class B

Years Ended August 31,	2002[a]	2001	2000	1999[b]
Selected Per Share Data
Net asset value, beginning of period	$ 4.71	$ 4.92	$ 4.99	$ 5.00
Income (loss) from investment operations: Net investment income[c]	.10	.35	.36	.09
Net realized and unrealized gain (loss) on investment transactions	(.15)	(.21)	(.07)	(.03)
Total from investment operations	(.05)	.14	.29	.06
Less distributions from: Net investment income	(.11)	(.35)	(.36)	(.07)
Total distributions	(.11)	(.35)	(.36)	(.07)
Net asset value, end of period	$ 4.55	$ 4.71	$ 4.92	$ 4.99
Total Return (%)[d,e]	(1.00)**	2.89	5.82	1.23**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	99	116	120	68
Ratio of expenses before expense reductions (%)	1.64*	1.69[f]	2.03	3.48*
Ratio of expenses after expense reductions (%)	1.25*	1.39[f]	1.71	.38*
Ratio of net investment income (%)	4.56*	7.21	7.13	6.53*
Portfolio turnover rate (%)	23*	43	32	2*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from May 25, 1999 (commencement of operations) to August 31, 1999.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been waived.
e Total return does not reflect the effect of any sales charges.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.66% and 1.38%, respectively.
* Annualized
** Not annualized

Class C

Years Ended August 31,	2002[a]	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 4.73	$ 4.94	$ 5.00
Income (loss) from investment operations: Net investment income[c]	.10	.36	.31
Net realized and unrealized gain (loss) on investment transactions	(.16)	(.22)	(.07)
Total from investment operations	(.06)	.14	.24
Less distributions from: Net investment income	(.11)	(.35)	(.30)
Total distributions	(.11)	(.35)	(.30)
Net asset value, end of period	$ 4.56	$ 4.73	$ 4.94
Total Return (%)[d,e]	(1.20)**	2.93	4.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ in millions)	34	49	50
Ratio of expenses before expense reductions (%)	1.61*	1.61[f]	1.87*
Ratio of expenses after expense reductions (%)	1.22*	1.30[f]	1.70*
Ratio of net investment income (%)	4.59*	7.29	7.38*
Portfolio turnover rate (%)	23*	43	32*

a For the six months ended February 28, 2002 (Unaudited).
b For the period from November 1, 1999 (commencement of operations) to August 31, 2000.
c Based on average shares outstanding during the period.
d Total return would have been lower had certain expenses not been waived.
e Total return does not reflect the effect of any sales charges.
f The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.58% and 1.30%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Floating Rate Fund (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, non-diversified management investment company organized as a Massachusetts business trust. The Fund does not intend to list the shares for trading on any national securities exchange.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to certain investors without an initial sales charge. Class A shares are available only to investors participating in a fee based investment advisory or agency commission program and upon conversion from Class B and Class C shares. Class B shares are offered without an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a declining early withdrawal charge (``EWC'') if the shares are repurchased by the Fund within four years of purchase. The charge is 3.0% for shares submitted and accepted for repurchase during the first year after purchase, 2.5% during the second year, 2.0% during the third year, and 1.0% during the fourth year. There is no EWC thereafter. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and an EWC of 1.0% payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares ten years after issuance. The Fund intends to offer its shares continuously. The Fund will make quarterly offers to repurchase a percentage of its outstanding shares at net asset value. Because the Fund is a closed-end investment company, shareholders are not able to redeem their shares on a daily basis.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities including senior loans are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Zurich Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At August 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $2,120,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2008 ($6,000) and August 31, 2009 ($2,114,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2000 through August 31, 2001, the Fund incurred approximately $3,627,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended August 31, 2002.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodial bank at February 28, 2002.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Facilities fees received are deferred and recognized on a straight-line basis as income over the average life of the loans.

B. Purchases and Sales of Securities

During the six months ended February 28, 2002, purchases and sales of investment securities (excluding short-term instruments) aggregated $16,120,377 and $34,832,573, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc. ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.50% of the first $1,000,000,000 of the Fund's average daily net assets, 0.49% of the next $2,000,000,000 of such net assets, 0.48% of the next $2,000,000,000 of such net assets, 0.47% of the next $5,000,000,000 of such net assets and 0.45% of such net assets in excess of $10,000,000,000 computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.50% of the Fund's average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. On April 5, 2002, ZSI was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas, Inc.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.225%, 0.275% and 0.250% of the average daily net assets for Class A, B and C, respectively, computed and accrued daily and payable monthly.

Various third party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of ZSI, is the transfer, shareholder service and dividend-paying agent for Class A, B and C shares of the Fund. In addition, other service providers not affiliated with ZSI provide certain services (i.e., custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended February 28, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Amount Waived by SDI	Unpaid at February 28, 2002
Class A	$ 7,930	$ 1,210	$ -
Class B	148,778	18,565	53,070
Class C	52,263	7,592	20,147
	$ 208,971	$ 27,367	$ 73,217

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.60% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2002, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Amount Waived by SDI	Unpaid at February 28, 2002
Class B	$ 324,610	$ 53,913	$ 62,102
Class C	125,431	21,534	18,447
	$ 450,041	$ 75,447	$ 80,549

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Amount Waived by SDI	Unpaid at February 28, 2002
Class A	$ 8,811	$ 8,811	$ -
Class B	135,253	135,253	-
Class C	52,263	52,263	-
	$ 196,327	$ 196,327	$ -

Early Withdrawal Fees. SDI receives any early withdrawal fees (``EWC'') from redemptions of Class B and C shares. EWC fees received by SDI for the six months ended February 28, 2002 for Class B and C aggregated $189,178 and $7,651, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

Zurich Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Zurich Scudder Cash Management QP Trust (the ``QP Trust'') and other affiliated funds managed by Zurich Scudder Investments, Inc. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay ZSI a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended February 28, 2002, totaled $233,845 and are reflected as interest income on the Statement of Operations.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended February 28, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $156 for custody credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2002		Year Ended August 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	59,837	$ 274,746	600,666	$ 2,934,056
Class B	451,973	2,076,651	3,641,002	17,617,855
Class C	381,476	1,740,378	4,888,096	23,713,190
		$ 4,091,775		$ 44,265,101
Shares issued to shareholders in reinvestment of dividends
Class A	31,035	$ 143,229	85,490	$ 413,946
Class B	334,935	1,538,573	918,340	4,423,173
Class C	160,686	742,013	534,194	2,585,402
		$ 2,423,815		$ 7,422,521
Shares redeemed
Class A	(366,781)	$ (1,672,593)	(784,495)	$ (3,791,453)
Class B	(3,471,140)	(15,727,363)	(4,412,986)	(21,188,233)
Class C	(3,568,534)	(16,208,656)	(5,041,361)	(24,248,588)
		$ (33,608,612)		$ (49,228,274)
Net increase (decrease)
Class A	(275,909)	$ (1,254,618)	(98,339)	$ (443,451)
Class B	(2,684,232)	(12,112,139)	146,356	852,795
Class C	(3,026,372)	(13,726,265)	380,929	2,050,004
		$ (27,093,022)		$ 2,459,348

F. Investing in Senior Loan Interests

Senior Loans are interests in adjustable rate loans that have a senior right to payment, which, in many circumstances, are fully collateralized by assets of a corporation, partnership, limited liability company, or other business entity. Senior Loans are often issued in connection with recapitalizations, acquisitions, leveraged buy-outs, and refinancings. Because of a limited secondary market for Senior Loans, the Fund may be limited in its ability to sell portfolio holdings at the price at which they are valued by the Fund to generate gains, avoid losses, or to meet repurchase requests.

G. Commitments

The Fund can invest in certain Variable Rate Senior Loan agreements that include the obligation to make additional loans in certain circumstances. The Fund reserves against such contingent obligations by segregating cash, liquid securities and liquid Senior Loans. At February 28, 2002 the Fund had unfunded loan commitments of approximately $447,887.

H. Repurchase Offers

As a matter of fundamental policy, the Fund will offer to repurchase from 5% to 25% of its common shares at net asset value at three month intervals. The deadline for the repurchase offers will be a business day in the months of February, May, August and November. The price applicable to each repurchase offer will be determined no later than 14 calendar days after each repurchase request deadline (or, if not a business day, the next business day). Fund shares, when submitted for repurchase, may be worth more or less than their original cost. For the six months ended February 28, 2002, 7,398,470 shares were repurchased.

Dividend Reinvestment Program (Unaudited)

The Fund's Dividend Reinvestment Program (the "Program") allows participating shareholders to reinvest all dividends and capital gain distributions in additional shares of the Fund. Shares purchased by participants in the Program in connection with the reinvestment of dividends will be issued by the Fund at net asset value. Generally for federal income tax purposes, shareholders receiving additional shares under the Program will be treated as having received a distribution equal to the amount payable to them in cash as a distribution had the shareholder not participated in the Program. All distributions to shareholders whose shares are registered in their own names automatically will be paid in shares, unless the shareholder elects to receive the distributions in cash. Shareholders may elect to receive dividends and capital gain distributions in cash by notifying Scudder Investments Service Company, as Program Agent. Additional information about the Program may be obtained from Scudder Investments Service Company at 1-800-641-1048. If your shares are registered in the name of a broker-dealer or other nominee (an "intermediary"), you must contact the intermediary regarding its status under the Program, including whether the intermediary will participate in the Program on your behalf. No fees or expenses are imposed on shareholders by the Fund or Scudder Investments Service Company for participants in the Program.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of Scudder Floating Rate Fund (the "fund") was held on Thursday, May 24, 2001, at the office of Zurich Scudder Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal:

	Number of Votes:
Trustee	For	Withheld	Broker Non-Votes*
John W. Ballantine	29,114,482	278,958	0
Lewis A. Burnham	29,121,818	271,622	0
Mark S. Casady	29,114,482	278,958	0
Linda C. Coughlin	29,121,818	271,622	0
Donald L. Dunaway	29,121,818	271,622	0
James R. Edgar	29,114,482	278,958	0
William F. Glavin	29,114,482	278,958	0
Robert B. Hoffman	29,121,818	271,622	0
Shirley D. Peterson	29,100,207	293,233	0
Fred B. Renwick	29,121,818	271,622	0
William P. Sommers	29,121,818	271,622	0
John G. Weithers	29,121,818	271,622	0

2. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund's current fiscal year:

Affirmative	Against	Abstain
28,927,197	103,699	362,544

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Class A

3. To approve a Rule 12b-1 Plan:

Affirmative	Against	Abstain
1,412,109	16,808	14,473

Class B

3. To approve an Amended and Restated Rule 12b-1Plan:

Affirmative	Against	Abstain
19,045,988	206,642	444,572

Class C

3. To approve an Amended and Restated Rule 12b-1 Plan:

Affirmative	Against	Abstain
7,983,922	83,545	185,379

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
Scudder Municipal Income Trust

Scudder open end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Dechert

1775 Eye Street N.W. Washington, D.C. 20006
Shareholder Service Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian and Transfer Agent

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement January 2002

This privacy statement is issued by Zurich Scudder Investments, Inc. (Scudder), its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Zurich Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes